Exhibit 10.9

[BIOTRANSPLANT LOGO]

Building 75, 3rd Avenue
Charlestown Navy Yard
Charlestown, MA 02129
Tel: 617/241-5200
Fax: 617/241-8780

July 30, 1991

Dr. Mary White-Scharf
19 Johnson Road
Winchester, MA 01890

Dear Mary:

This letter will confirm our offer to you to join BioTransplant, Inc. on the following terms:

Title:	Director of the Monoclonal Antibody Department reporting to the Vice President of Research and Development

Terms:	This offer is contingent on your starting on or before September 9, 1991.

Compensation:	$70,000 per year

Equity:	To be determined by the Board of Directors

Agreements:	Your employment is subject to your signing a Confidentiality, Invention Agreement and a Non-Compete Agreement with BioTransplant and review of any agreement you may have with others to insure that your employment with BioTransplant is not in conflict with any such agreements.

If these terms are acceptable, please sign and return one copy of this agreement.

We look forward to your joining the company and sharing in our new challenge.

Best regards,

/s/ Bernice Schacter, Ph.D.
Bernice Schacter, Ph.D.
Vice President Research & Development

AGREED TO:

By:	/s/ Mary White-Scharf, Ph.D.	Date:	8/7/91

Mary White-Scharf, Ph.D.

[BIOTRANSPLANT LOGO]

Building 75, 3rd Avenue
Charlestown Navy Yard
Charlestown, MA 02129
Tel: 617/241-5200
Fax: 617/241-8780

March 31, 1996

Dr. Mary White-Scharf
14 Johnson Road
Winchester, MA 10890

Dear Mary:

             Reference is made to the Letter Agreement dated July 30, 1991, by and between BioTransplant Incorporated and you (the “Letter Agreement”).  The Letter Agreement is hereby amended to add the following additional term:

Severance:	In the event your employment is terminated without cause, you will receive up to 6 months base salary, payable in 12 equal installments which will be discontinued upon your securing other employment.

             Please sign below to acknowledge your agreement with the foregoing.

Very truly yours,

/s/ Elliot Lebowitz

Elliot Lebowitz, Ph.D.
President and Chief Executive Officer

AGREED:

By:	/s/ Mary White-Scharf

Mary White-Scharf

Date:  April 15, 1996